EXHIBIT 1

                            STOCK PURCHASE AGREEMENT

                                  BY AND AMONG

                                  CECIL MCGOUGH

                            TTTTICKETS HOLDING CORP.


                                       AND

                           B-PARK COMMUNICATIONS, INC.





                                NOVEMBER 9, 2001



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                            STOCK PURCHASE AGREEMENT


     THIS STOCK PURCHASE AGREEMENT (this "Agreement") dated as of this 9th day of November, 2001, is made and entered into by and among Cecil McGough and/or assigns, in his individual capacity, having an address at 178 Vila Park Drive, Lewisville, Texas 75067 (the "Stockholder"), TTTTickets Holding Corp., a Delaware Corporation, having an office and address at 178 Villa Park Drive, Lewisville, Texas 75067 ("Tickets") and B-Park Communications, Inc., a Delaware corporation, having an address at 7 Tfuzot Israel, Givataim, Israel 53583 ("Purchaser").

                                 R E C I T A L S

     WHEREAS, the Stockholder is the owner and holder of 9,000,000 shares (the "Shares") of the common capital stock of Tickets, representing approximately 90% of the issued and outstanding shares of the common capital stock of Tickets, which he desires to sell to Purchaser pursuant to the terms and subject to the conditions of this Agreement; and

     WHEREAS, Purchaser desires to purchase the Shares from the Stockholder pursuant to the terms and subject to the conditions of this Agreement; and

     WHEREAS, Tickets joins in the execution of this Agreement for the purpose of evidencing its consent to the consummation of the foregoing transaction and for the purpose of making certain representations and warranties to and covenants and agreement with Purchaser.


     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby accepted and acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I.
                                   ----------
                 REPRESENTATIONS OF TICKETS AND THE STOCKHOLDER
                 ----------------------------------------------

     As a material inducement to Purchaser to enter into this Agreement and perform its obligations hereunder, Tickets and the Stockholder jointly and severally represent, warrant and agree as follows:

     1.1 Ownership of the Shares. The Stockholder is now, and will be at the Closing (as defined in Article IV herein) the sole record and beneficial owner, with full and valid title and control, of the Shares, free and clear of all liens, taxes, security interests, pledges, encumbrances, restrictions, charges, demands, assessments and claims of any kind or nature whatsoever, whether direct, indirect or contingent; the Stockholder has full legal right, power and authority to enter into this Agreement and to sell, assign, transfer and convey the Shares to Purchaser pursuant to the terms of this Agreement; the delivery to Purchaser of a duly endorsed certificate representing the Shares pursuant to the provisions of this Agreement will transfer to Purchaser valid title to the Shares, free and clear of all liens, taxes, security interests, pledges, encumbrances, restrictions, charges, demands, assessments and claims of any kind or nature whatsoever, whether direct, indirect or contingent; there will be no existing impediment or

Stock Purchase Agreement - Page 1
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encumbrance to the sale and transfer of such Shares to the Purchaser; the Shares will be legally and validly  issued in material  compliance  with all applicable
U.S.   federal  and  state   securities   laws,  and  will  be  fully  paid  and
non-assessable shares of Ticket's common capital stock; and the Shares will have all been issued under duly authorized resolutions of the Board of Directors of Tickets.

     1.2 Validity of Transaction. This Agreement and, as applicable, each other agreement contemplated hereby have each been duly executed and delivered by Tickets and the Stockholder, constitute valid and legally binding obligations of Tickets and the Stockholder, and are enforceable in accordance with their respective terms against Tickets and the Stockholder, except as limited by bankruptcy, insolvency and similar laws affecting creditors generally, and by general principles of equity. At the time that the Shares are sold, assigned, transferred and conveyed to Purchaser pursuant to this Agreement, the Shares will be duly authorized, validly issued, fully paid, nonassessable and free of any preemptive rights of any then stockholder of Tickets. The execution, delivery and performance have been duly authorized by Tickets and the Stockholder, no further consent or authorization of Tickets, Tickets' Board of Directors or its stockholders, is required, and such execution, delivery and performance of this Agreement will not violate any applicable federal or state law or regulation, any order of any court or government agency, or the certificate of incorporation of Tickets. The execution, delivery and performance of this Agreement and each other agreement contemplated hereby will not result in any breach of or default under, or result in the creation of any encumbrance upon any of the assets of Tickets pursuant to the terms of any agreement by which Tickets or any of its respective assets may be bound. No consent, approval or authorization of, or registration or filing with any governmental authority or other regulatory agency, is required for the validity of the execution and delivery by Tickets and the Stockholder of this Agreement or any documents related thereto.

     1.3 Existence, Good Standing and Reporting. Tickets is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Tickets has the power to own, lease, use and operate its properties and to carry on its business as now being conducted. Tickets is duly qualified to conduct business as a foreign corporation and is in good standing in every jurisdiction in which the character or location of the properties owned or leased by Tickets or the nature of the business conducted by Tickets makes such qualification necessary. Tickets has all necessary power and authority to conduct its business and enter into and perform its obligations under this Agreement. All actions taken by the current directors and stockholders of the Tickets have been valid and in accordance with the laws of the State of Delaware. Tickets has timely filed all forms, reports and documents with the U.S. Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), required to be filed by it ("SEC Reports"). Tickets has delivered and/or made available to Purchaser true and complete copies of the SEC Reports. Such SEC Reports, at the time filed, complied in all material respects with the requirements of the federal and state securities laws and the rules and regulations of the Commission thereunder applicable to such SEC Reports. None of the SEC Reports, including without limitation, any financial statements or schedules included therein, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.


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     1.4 Authorized Capital, No Preemptive Rights, No Liens;  Anti-Dilution.  As
of the date hereof, the authorized capital of Tickets is 40,000,000 shares of common capital stock with a par value of $.001 per share, and 10,000,000 shares of preferred stock with a par value of $.001 per share The issued and outstanding capital stock of Tickets is 10,000,032 shares of common capital stock. There are no issued and outstanding shares of preferred stock. All of the shares of capital stock are, duly authorized, validly issued, fully paid and non-assessable. No shares of capital stock of Tickets are subject to preemptive rights or similar rights of the stockholders of Tickets or any liens or encumbrances imposed through the actions or failure to act of Tickets, or otherwise. As of the date hereof and at the Closing, (i) there are no
outstanding  options,  warrants,   convertible  securities,   scrip,  rights  to
subscribe for, puts, calls, rights of first refusal, tag-along agreements, nor any other agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of Tickets, or arrangements by which Tickets is or may become bound to issue additional shares of capital stock of Tickets, and (ii) there are no agreements or arrangements under which Tickets is obligated to register the sale of any of its securities under the Securities Act of 1933, as amended (the "Securities Act"), and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by Tickets (or in Tickets' certificate of incorporation or by-laws or in any agreement providing rights to security holders) that will be triggered by the transactions contemplated by this Agreement. Tickets has furnished to Purchaser true and correct copies of Tickets' certificate of incorporation and by-laws.

     1.5 Subsidiaries and Investments. Except for TTTTickets.com, Inc., Tickets does not own, directly or indirectly, any of the capital stock of any other corporation or any equity, profit sharing, participation or other interest in any corporation, partnership, joint venture or other entity.

     1.6 Financial Statements and No Material Changes. Tickets has delivered to Purchaser prior to the Closing Date its audited balance sheet dated as of December 31, 2000 and the statement of income for the twelve (12) month period ended December 31, 2000, each of which has been compiled by the management of Tickets (collectively, the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently followed by Tickets throughout the periods indicated. The Financial Statements fairly present the financial condition of Tickets at the date thereof and, except as indicated therein, reflect all claims against and all debts and liabilities of Tickets, fixed or contingent, as at the date thereof and the results of the operations and cash flows of Tickets and the changes in its financial position for the periods indicated. Since December 31, 2000 (the "Financial Statements Date") to the Closing Date, Tickets has not: (i) suffered any material adverse change in the business, operations, properties, prospects, assets or condition of Tickets, and no event shall have occurred that may result in such a material adverse change, whether as a result of any legislative or regulatory change, revocation of any license or rights to do business, fire, explosion, accident, casualty, labor trouble, flood, drought, riot, storm, condemnation, act of God, public force or otherwise and no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operation or prospects, of Tickets except in the ordinary course of business; (ii) incurred any material obligation or liability, whether absolute or contingent, except franchise and ad valorem taxes accruing or becoming payable in the ordinary course of business; (iii) amended its certificate of


Stock Purchase Agreement - Page 3
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incorporation or bylaws; (iv) purchased or redeemed any of its shares of capital stock from, or declared made any payment or distribution to, any of its Stockholders, or declared or paid any dividend; (v) issued or authorized the issuance of any securities or any options, warrants or rights to purchase any of its securities; (vi) acquired or disposed of any material assets or canceled any material debts or claims other than in the ordinary course of business or as required by this Agreement; (vii) entered into or amended any material transaction, contract or commitment other than in the ordinary course of business or as required by this Agreement; and (viii) sold or knowingly disposed or otherwise divested itself of the ownership, possession, custody and control of any corporate books or records of any nature which, in accordance with sound business practice, are retained for a period of time after their use, creation or receipt. As used in this subparagraph and all other provisions of this Agreement, unless specifically excepted to herein, "material" shall mean a monetary amount of $25,000 or more.

     1.7 Books and Records. The minute book of Tickets contains accurate records of all meetings of and corporate actions or written consents by the stockholders and board of directors of Tickets, respectively. Tickets does not have any of its records, systems, controls, data or information recorded, stored, maintained, operated or otherwise wholly or partly dependent upon or held by any means (including any electronic, mechanical or photographic process, whether computerized or not) that (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of Tickets. Tickets has maintained its books, records and accounts in reasonable detail. Tickets will maintain its present system of internal accounting controls.

     1.8 Title to Properties; Encumbrances. Tickets has good, marketable and indefeasible title to all its properties, both real and personal, and assets. All such properties, both real and personal, are not subject to any mortgage, lien, pledge, security interest, conditional sales agreement or encumbrances of any kind.

     1.9 Leases. Tickets is not a party to any lease arrangements.

     1.10 Material Contracts (a) Except for this Agreement and the Services Agreement with Halter Financial Group, Inc. dated as of even date herewith, Tickets is not currently carrying on any business and is not a party to any contract, agreement, lease or order which would subject it to any performance or business obligations or restrictions in the future after the Closing.

          (b) Tickets has no employment contracts or agreements with any of its officers, directors, or with any consultants, employees or other such parties.

          (c) Tickets has no stockholder contracts or agreements.

          (d) Tickets has no insurance, stock option plans or employee benefit plans whatsoever.

          (e) Tickets is not in default under any contract or any other document.


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          (f)  Tickets  has no written or oral  contracts  with any third  party except with its transfer agent, Securities Transfer Corporation.

          (g) Tickets has no outstanding powers of attorney and no obligations concerning the performance of the Seller concerning this Agreement.

          (h) Tickets has all material licenses, franchises, grants, authorizations, permits, easements, variances, exemptions, consents, certificates, orders and approvals necessary to own, lease and operate the properties, of, and to carry on the business of Tickets (each a "Permit" and collectively, "Permits"); (ii) all such Permits are in full force and effect, and Tickets has fulfilled and performed all material obligations with respect to such Permits; (iii) no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination by the issuer thereof or which results in any other material impairment of the rights of the holder of any such Permit; and (iv) Tickets has no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Permit.

          (i) Neither Tickets nor, to Tickets' knowledge, any employee or agent of Tickets has made any payments of funds of Tickets, or received or retained any funds, in each case in violation of any law, rule or regulation or of a character required to be disclosed by Tickets in any of the SEC Reports.

          (j) There are no outstanding judgments or Uniform Commercial Code financing instruments or Uniform Commercial Code security interests filed against Tickets or any of its properties.

          (k) Tickets has no debt, loan, or obligations of any kind, to any of its directors, officers, stockholders, or employees, which will not be satisfied at the Closing.

          (j) Tickets does not have and will not have any assets at the time of the Closing other than cash, as disclosed in the Financial Statements. Tickets does not own any real estate or any interests in real estate. Tickets does not own any patents, copyrights, or trademarks. Tickets does not license the intellectual property of others nor owe fees or royalties on the same.

     1.11 Restrictive Documents. Neither Tickets nor the Stockholder are subject to, or a party to, any charter, bylaw, mortgage, lien, lease, license, permit, agreement, contract, instrument, law, rule, ordinance, regulation, order, judgment, injunction, decree, or any other restriction of any kind or character, that materially adversely affects the business practices, operations or condition of Tickets or any of its assets or property, or that would prevent consummation of the transactions contemplated by this Agreement, compliance by the Stockholder or Tickets with the terms, conditions and provisions hereof or the continued operation of Tickets' business after the Closing Date on substantially the same basis as heretofore operated or that would restrict the ability of Tickets to acquire any property or conduct business in any area. Tickets and the Stockholder are in compliance with and conform to all statutes, laws, ordinances, rules, regulations, orders, restrictions and all other legal requirements of any domestic or foreign government or any instrumentality thereof having jurisdiction over the conduct of their businesses or the ownership of their properties.


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     1.12 Litigation.  There are no claims, actions, inquiries,  investigations, suits, proceedings or arbitrations pending or threatened against the Stockholder or Tickets, nor is the Stockholder or Tickets aware of any claims, actions, inquiries, investigations, suits or arbitrations before any governmental agency, court or tribunal, domestic or foreign, or before any private arbitration tribunal, threatened or pending against the Stockholder or Tickets, nor is there
any  basis  for  any  such  action,  suit,   proceeding,   arbitration,   claim,
investigation or inquiry. There are no outstanding orders, judgments or decrees of any court, governmental agency or other tribunal naming the Stockholder or Tickets and enjoining either the Stockholder or Tickets from taking, or requiring the Stockholder or Tickets to take, any action, or to which the Stockholder, Tickets, Tickets' business or properties are bound or subject. Neither the Stockholder nor Tickets is subject to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

     1.13 Taxes. Tickets has filed or caused to be filed, within the times and within the manner prescribed by law, all federal, state and foreign tax returns and tax reports that are required to be filed by, or with respect to, Tickets. Such returns and reports reflect accurately all liability for taxes of Tickets for the periods covered thereby. All federal, state, local and foreign income, franchise, sales, use, occupancy, excise and other taxes and assessments (including interest and penalties) payable by, or due from, Tickets have been fully paid or adequately disclosed and fully provided for in the books and financial statements of Tickets. The federal income tax liability of Tickets has been finally determined for all fiscal years to and including the fiscal year ended December 31, 2000. To the best of the Stockholder and Tickets' knowledge no examination of any tax return of Tickets is currently in progress by any state or federal administrative or regulatory agency. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any tax return of Tickets. Tickets has paid (i) all material taxes, assessments and governmental priority claims and charges imposed upon its properties or upon the income or profits therefrom (in each case before the same becomes delinquent and before penalties accrue thereon) known to be due, and (ii) all claims for labor, materials or supplies that, if unpaid, might by law become liens upon any of its properties, unless and to the extent that the same are being contested in good faith and by appropriate proceedings, and adequate reserves have been set aside on its books with respect thereto, in accordance with generally accepted accounting principles.

     1.14 Liabilities. Tickets has no outstanding claims, liabilities or indebtedness, whether accrued, contingent, absolute, determined, determinable or otherwise, except as set forth in the Financial Statements, which could be charged as a liability to Tickets, and to the best knowledge of the Stockholder there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability. Tickets is not in default in respect of the terms or conditions of any indebtedness.

     1.15 Brokers or Finder's Fees. Any agent, broker, person or firm acting on behalf of Tickets or the Stockholder who is, or will be, entitled to any commission or broker's or finder's fees from Tickets or the Stockholder in connection with any of the transactions contemplated herein shall be paid by the Stockholder.


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     1.16 Consents. No consent,  authorization,  approval, permit or license of, or filing with, any governmental or public body or authority, including but not limited to the Commission and the National Association of Securities Dealers (the "NASD"), except such actions or filings that have been undertaken or made prior to the date hereof and that will be in full force and effect (or as to which all applicable waiting periods have expired) on and as of the date hereof or which are not required to be filed on or prior to the date of the Closing, any lender or lessor or any other person or entity is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the agreements contemplated hereby on the part of Tickets or the Stockholder.

     1.17 Due Diligence Materials. The information heretofore furnished by the Stockholder or Tickets to Purchaser for purposes of or in connection with this Agreement or any transaction contemplated hereby does not, and all such information hereafter furnished by the Stockholder or Tickets to the Purchaser will not (in each case taken together and on the date as of which such information is furnished), contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they are made, not misleading.

     1.18 Not Subject to Voting Trust; No Proxies. None of the Shares are or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to the Shares. Except as provided in this Agreement, the Stockholder is not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the Shares. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the sale contemplated by this Agreement, impair, restrict or delay any voting rights with respect to the Shares.

     1.19 Survival of Representations. The representations and warranties herein by the Stockholder and Tickets will be true and correct in all material respects on and as of the Closing with the same force and effect as though said representations and warranties had been made on and as of the Closing and will, except, provided herein, survive the Closing.

     1.20 No Solicitation. No form of general solicitation or general advertising was used by the Stockholder or, to the best of its actual knowledge, any other person acting on behalf of the Stockholder, in connection with the offer and sale of the Shares. Neither the Stockholder, nor, to its knowledge, any person acting on behalf of the Stockholder, has, either directly or indirectly, sold or offered for sale to any person (other than Purchaser) any of the Shares, and the Stockholder represents that neither itself nor any person authorized to act on its behalf (except that the Stockholder makes no representation as to Purchaser) will sell or offer for sale any such security to, or solicit any offers to buy any such security from, or otherwise approach or negotiate in respect thereof with, any person or persons so as thereby to cause the issuance or sale of any of the Shares to be in violation of any of the provisions of Section 5 of the Exchange Act, as amended, or any other provision of law.

     1.21 Compliance with Law. To the best of its knowledge, Tickets has complied with, and is not in violation of any provision of laws or regulations of federal, state or local government authorities and agencies. There are no pending or threatened proceedings against


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Tickets by any federal,  state or local  government,  or any department,  board, agency or other body thereof.

     1.22 OTC Listing. Tickets is currently listed on the OTC Electronic Bulletin Board under the trading symbol "TTTT.OB". Tickets is not in default with respect to any listing requirements of the NASD.

     1.23 Corporate Documents Effective. The certificate of incorporation and the bylaws of Tickets, as provided to Purchaser are, or will at the Closing be, in full force and effect and all actions of the Board of Directors or stockholders required to accomplish same have, or will at the Closing have been, taken.

     1.24 No Stockholder Approval Required. The acquisition of the Shares by Purchaser from the Stockholder does not require the approval of the stockholders of Tickets under the Delaware General Corporate Law ("DGCL"), Tickets' certificate of incorporation or bylaws, or any other requirement of law or, if stockholder approval is required it has or will, prior to the Closing, be properly obtained in accordance with the requirements of Tickets' certificate of incorporation and by-laws and the DGCL.

     1.25 No Dissenters' Rights. The acquisition of the Shares by Purchaser from the Stockholder will not will not give rise to any dissenting stockholders' rights under the DGCL, Tickets' certificate of incorporation or bylaws, or otherwise.

     1.26 Prior Offerings. All issuances by Tickets of shares of common stock in past transactions have been legally and validly effected, and all of such shares of common stock are fully paid and non-assessable. All of the offerings of Tickets' common capital stock were conducted in strict accordance with the requirements of either Section 4(2) of the Securities Act, in full compliance with the requirements of the Securities Act and the Exchange Act, as applicable, or Rule 1145 of the United States Bankruptcy Code, and in full compliance with and according to the requirements of the DGCL and Tickets' certificate of incorporation and bylaws. Tickets has provided to Purchaser copies of all documents prepared and filed in connection with any such offerings.


                                  ARTICLE II.
                                  -----------
                          REPRESENTATIONS OF PURCHASER
                          ----------------------------

     As a material  inducement to Tickets and the Stockholder to enter into this
Agreement  and  perform  their  respective  obligations   hereunder,   Purchaser
represents, warrants and agrees as follows:

     2.1 Authority. Purchaser has the power and authority to make, execute, deliver and perform this Agreement.

     2.2 Restrictive Documents. Purchaser is not subject to any mortgage, lien, lease, agreement, instrument, order, law, rule, regulation, judgment or decree, or any other restriction


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of any kind or character,  that would prevent  consummation of the  transactions contemplated by this Agreement.

     2.3 Broker's or Finder's Fees. No agent, broker, person or firm acting on behalf of Purchaser is, or will be, entitled to any commission or broker's or finder's fees from any of the parties hereto, or from any person controlling, controlled by or under common control with any of the parties hereto, in connection with any of the transactions contemplated herein.

     2.4 Validity of Transaction. This Agreement is a valid and legally binding obligation of Purchaser, enforceable in accordance with its terms against Purchaser, except as limited by bankruptcy, insolvency and similar laws affecting creditors generally, and by general principles of equity. The execution, delivery and performance of this Agreement and each other agreement contemplated hereby have been duly authorized by Purchaser and will not violate any applicable federal or state law, any order of any court or government agency. No consent, approval or authorization of, or registration or filing with any governmental authority or other regulatory agency, is required for the validity of the execution and delivery by Purchaser of this Agreement or any documents related thereto.

                                  ARTICLE III.
                                  ------------
                               SALE OF THE SHARES
                               ------------------

3.1 Sale of the Shares. Subject to the terms and conditions herein stated, on the basis of the representations, warranties and agreements herein contained, the Stockholder agrees to sell, exchange, assign, transfer and deliver to Purchaser on the Closing Date the Shares, in form and substance satisfactory to Purchaser, and as shall be effective to vest in Purchaser all rights, title and interest in and to all of the Shares, and Purchaser agrees to purchase from the Stockholder on the Closing Date the Shares for the consideration of $20,000 (the "Purchase Price"), which shall be payable upon the Closing (as set forth in
Article IV herein). The certificate(s) representing the Shares shall be delivered at the Closing.

                                   ARTICLE IV.
                                   -----------
                                     CLOSING
                                     -------

     4.1 Closing. The consummation of the sale and purchase of the Shares and the other transactions contemplated by and described in this Agreement shall take place at a closing (the "Closing") to be held simultaneously with the execution of this Agreement (the "Closing Date"). All transactions contemplated by this Agreement shall be deemed effective as of the Closing Date.

     4.2 Actions of Tickets and the Stockholder. At the Closing, or as soon thereafter as reasonably practicable, Tickets and the Stockholder, as the case shall be, shall deliver to Purchaser the following:

          (a) Certificate(s) representing the Shares; and

          (b) All corporate records.


Stock Purchase Agreement - Page 9
------------------------

     4.3 Actions of Purchaser at Closing(a) . At the Closing, Purchaser shall deliver or cause to be delivered to the Stockholder the Purchase Price.


                                   ARTICLE V.
                                   ----------
                                   INDEMNITY
                                   ---------

     5.1 Indemnification by the Stockholder. The Stockholder hereby agrees that notwithstanding any investigation which may have been made by or on behalf of Purchaser prior to the Closing, the Stockholder shall, on a joint or several basis, indemnify, defend and hold harmless Purchaser (and any affiliated party thereof) at any time after consummation of the Closing, from and against all demands, claims, actions, or causes of action, assessments, losses, damages, liabilities, awards, suits, forfeitures, costs and expenses including, subject to Section 5.3 below, interest, penalties, court costs, and reasonable attorneys', consultants' and other professional fees and expenses and disbursements of every kind and nature asserted against, resulting to, imposed upon or incurred by Purchaser directly or indirectly, caused by reason of or resulting from or arising out of any misrepresentation in any Material Agreement, any omission or alleged omission to state a material fact required to be stated in any Material Agreement or necessary to make the statements contained in such Material Agreement not misleading, or any breach or nonfulfillment of any representation, covenant, warranty or agreement of Tickets and/or the Stockholder contained in any Material Agreement. As used in this subparagraph, "Material Agreement" shall mean this Agreement, any exhibit, schedule, certificate or financial statement delivered under this Agreement, or any agreement made or executed in connection with the transactions contemplated by this Agreement, or under the Exchange Act or any state or federal law, statutory or common law, or otherwise. The Stockholder will in addition reimburse Purchaser for any legal or any other expenses reasonably incurred by Purchaser in connection with investigating or defending any such loss, claim, liability, action or proceeding.

     5.2 Indemnification by Purchaser. Purchaser agrees to indemnify, defend and hold harmless the Stockholder (and any affiliated party thereof), at any time after consummation of the Closing, from and against all material demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses, including, interest, penalties, court costs and reasonable attorneys' fees and expenses asserted against, resulting to, imposed upon or incurred by such individuals, directly or indirectly, caused by reason of or resulting from or arising out of any failure to perform any obligations of Purchaser and/or misrepresentation or any breach or nonfulfillment of any representation, warranty, covenant and/or agreement of Purchaser contained in this Agreement, in any exhibit, schedule, certificate or financial statement delivered under this Agreement, or in any agreement made or executed in connection with the transactions contemplated by this Agreement.

     5.3 Defense.
         --------

          (a) Promptly after the receipt by any person entitled to indemnification under Section 5.1 and 5.2 of this Agreement of notice of
     (i) any claim or (ii) the commencement of any action or proceeding, such party (the "Aggrieved Party") will, if claim with respect thereto is made against any party obligated to provide indemnification pursuant to


Stock Purchase Agreement - Page 10
------------------------

     Section 5.1 and 5.2 of this Agreement (the "Indemnifying Party"), give such Indemnifying Party written notice of such claim or the commencement of such action or proceeding and shall permit the Indemnifying Party to assume the defense of any such claim or any proceeding or litigation resulting from such claim, unless the action or proceeding seeks an injunction or other similar relief against the Aggrieved Party or there is a conflict of interest between it and the Indemnifying Party in the conduct of the defense of such action. Failure by the Indemnifying Party to notify the Aggrieved Party of its election to defend any such proceeding or action within a reasonable time, but in no event more than 15 days after written notice thereof shall have been given to the Indemnifying Party, shall be deemed a waiver by the Indemnifying Party of its right to defend such action.

          (b) If the Indemnifying Party assumes the defense of any such claim or litigation resulting therefrom with counsel reasonably acceptable to the Aggrieved Party, the obligations of the Indemnifying Party as to such claim shall be limited to taking all steps necessary in the defense or settlement of such claim or litigation resulting therefrom and to holding the
     Aggrieved Party harmless from and against any losses, damages and liabilities caused by or arising out of any settlement or any judgment in connection with such claim or litigation resulting therefrom. The Aggrieved Party may participate, at its expense, in the defense of such claim or litigation provided that the Indemnifying Party shall direct and control the defense of such claim or litigation. The Aggrieved Party shall cooperate and make available all books and records reasonably necessary and useful in connection with the defense. The Indemnifying Party shall not, in the defense of such claim or any litigation resulting therefrom, consent to entry of any judgment, except with the written consent of the Aggrieved Party, or enter into any settlement, except with the written consent of the Aggrieved Party.

          (c) If the Indemnifying Party shall not assume the defense of any such claim or litigation resulting therefrom, the Aggrieved Party may defend against such claim or litigation in such manner as it may deem appropriate and reasonably satisfactory to the Aggrieved Party. The Indemnifying Party shall promptly reimburse the Aggrieved Party for the amount of all expenses, legal or otherwise, as incurred by the Aggrieved Party in connection with the defense against or settlement of such claim or litigation. No settlement of claim or litigation shall be made without the consent of the Indemnifying Party, which consent shall not be unreasonably withheld. If no settlement of the claim or litigation is made, the Indemnifying Party shall promptly reimburse the Aggrieved Party for the amount of any judgment rendered with respect to such claim or in such litigation and of all expenses, legal or otherwise, as incurred by the Aggrieved Party in the defense against such claim or litigation.

          (d) The rights to indemnification hereunder shall apply to claims made by either party against the other whereby written notice of the claim has been made and delivered within the one-year period following the Closing Date unless otherwise provided herein.


Stock Purchase Agreement - Page 11
------------------------

                                  ARTICLE VI.
                                  -----------
                                   COVENANTS
                                   ---------

     From the date of this Agreement to the Closing, the Stockholder and Tickets covenant as follows:

     6.1 The Stockholder will to the best of his ability preserve intact the current status of Tickets and the trading capacity of Tickets.

     6.2 The Stockholder will furnish Purchaser with whatever corporate records and documents of Tickets are available, such as certificates of incorporation and bylaws.

     6.3 Tickets will not enter into any contract, written or oral, or business transaction, merger or business combination, or incur any debts, loan, or obligations without the express written consent of Purchaser or enter into any agreements with its officers, directors, or stockholders.

     6.4 Tickets will not amend or change its certificate of incorporation or bylaws, or issue any further shares in the common capital stock of Tickets without the express written consent of Purchaser.

     6.5 Tickets will not issue any stock options, warrants or other rights or interest in the Shares or in its shares of common capital stock.

     6.6 The Stockholder will not encumber or mortgage any right or interest in the Shares, and will not transfer any rights to the Shares to any third party whatsoever.

     6.7 Tickets will not declare any dividend in cash or stock, or any other benefit, to its stockholders.

     6.8 Tickets will not institute any bonus, benefit, profit sharing, stock option, pension retirement plan or similar arrangement.

     6.9 Tickets will cause each person who is a director or officer of Tickets to submit his or her written resignation as director or officer of Tickets, which resignation will be effective immediately, and Tickets will take all steps required to appoint nominees of Purchaser as directors and officers of Tickets.

     6.10 Tickets will arrange for Tickets' current bank account to be closed and the delivery of all bank account statements and records pertaining to this account.


                                  ARTICLE VII.
                                  ------------
                        TERMINATION, AMENDMENT AND WAIVER
                        ---------------------------------

     7.1 Waiver. Any term, provision, covenant, representation, warranty or condition of this Agreement may be waived, but only by a written instrument signed by the party entitled to the


Stock Purchase Agreement - Page 12
------------------------
benefits thereof. The failure or delay of any party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such party's right at a later time to enforce the same. No waiver by any party of any condition, or of the breach of any term, provision, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition of the breach of any other term, provision, covenant, representation or warranty. No modification or amendment of this Agreement shall be valid and binding unless it be in writing and signed by all parties hereto.


     7.2 Termination by Purchaser. Notwithstanding anything to the contrary herein, Purchaser shall have the right, in its sole and absolute discretion, at any time prior to its payment of the Purchase Price, to terminate this Agreement, in which event, this Agreement shall be terminated and no party shall have any further obligation to any other party.


                                 ARTICLE VIII.
                                 -------------
                                 MISCELLANEOUS
                                 -------------

     8.1 Knowledge of the Parties. Where any representation or warranty contained in this Agreement is expressly qualified by reference to the knowledge, information and belief of the parties, the parties confirm that they have made due and diligent inquiry as to the matters that are the subject of such representations and warranties.

     8.2 Expenses. Except as otherwise expressly provided in this Agreement, whether or not the Closing occurs, each party hereto shall pay its own expenses incidental to the preparation of this Agreement, the carrying out of the provisions hereof and the consummation of the transactions contemplated.

     8.3 Governing Law. This Agreement shall be governed in all respects, including validity, construction, interpretation and effect, by the laws of the State of Texas (without regard to principles of conflicts of law). Each of the parties hereto agrees to submit to the exclusive jurisdiction of any federal or state court within the County of Dallas, with respect to any claim or cause of action arising under or relating to this Agreement. The parties agree that any service of process to be made hereunder may be made by certified mail, return receipt requested, addressed to the party at the address appearing in Section 8.7, together with a copy to be delivered to such party's attorneys via telecopier (if provided in Section 8.7). Such service shall be deemed to be completed when mailed and sent and received by telecopier. Seller and Purchaser each waives any objection based on forum non conveniens. Nothing in this paragraph shall affect the right of Seller or Purchaser to serve legal process in any other manner permitted by law.

     8.4 "Person" Defined. "Person" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or other department or agency thereof.


Stock Purchase Agreement - Page 13
------------------------

     8.5 Captions. The Article and Section captions used herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     8.6 Publicity. Except as otherwise required by law, none of the parties hereto shall issue any press release or make any other public statement, in each case relating to or connected with or arising out of this Agreement or the matters contained herein, without obtaining the prior approval of all parties hereto to the contents and the manner of presentation and publication thereof.

     8.7 Notices. Any notice or other communications required or permitted hereunder shall be sufficiently given if delivered in person or sent by telex or by registered or certified mail, postage prepaid, addressed as follows: If to Purchaser, c/o Eliron Yaron, 7 Tfuzot Israel, Givatim, Israel 53583 and if to the Stockholder, to Cecil McGough, 178 Villa Park Drive, Lewisville, Texas 75067; or such other address as shall be furnished in writing by any such party, and such notice or communication shall be deemed to have been given as of the date so delivered, sent by fax or mailed.

8.8 Parties in Interest. This Agreement may not be transferred, assigned, pledged or hypothecated by any party hereto. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     8.9 Counterparts. This Agreement may be executed in two (2) or more counterparts, all of which taken together shall constitute one instrument.

     8.10 Entire Agreement. This Agreement, including the other documents and agreements referred to herein that form a part hereof, contains the entire understanding of the parties hereto with respect to the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     8.11 Waivers and Amendments; Non-Contractual Remedies; Preservation of Remedies. This Agreement may be amended, superseded, cancelled, renewed, or extended, and the terms hereof may be waived, only by a written instrument signed by authorized representatives of the parties or, in the case of a waiver, by an authorized representative of the party waiving compliance. No such written instrument shall be effective unless it expressly recites that it is intended to amend, supersede, cancel, renew or extend this Agreement or to waive compliance with one or more of the terms hereof, as the case may be. No delay on the part of any party in exercising any right, power or privilege shall hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power of privilege, preclude any further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or


Stock Purchase Agreement - Page 14
------------------------
breach is based may also be the subject of any other representation, warranty, covenant or agreement contained in this Agreement (or in any other agreement between the parties) as to which there is no inaccuracy or breach.

     8.12 Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.

     8.13 Third Party Beneficiaries. Each party hereto intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any Person other than the parties hereto.

     8.14 Negotiation. Each party hereto declares that the provisions of this Agreement and of all documents annexed thereto or referred to therein, have been negotiated and declares having read this Agreement and those documents and having understood their scope and nature.

     8.15   Materiality.   Unless  otherwise  set  forth  herein,   material  or
materiality as used in this Agreement shall mean an event having a monetary amount of $25,000.00 or more.

     8.16 Taxes Any income taxes required to be paid in connection with the payments due hereunder, shall be borne by the party required to make such payments. Any withholding taxes in the nature of a tax on income shall be deducted from payments due, and the party required to withhold such tax shall furnish to the party receiving such payment all documentation necessary to prove the proper amount to withhold of such taxes and to prove payment to the tax authority of such required withholding.

     8.17 Further Assurances. Each party shall, at the request of the other party, at any time and from time to time following the Closing promptly execute and deliver, or cause to be executed and delivered, to such requesting party all such further instruments and take all such further action as may be reasonably necessary or appropriate to carry out the provisions and intents of this Agreement and of the instruments delivered pursuant to this Agreement.

     8.18 Severability of Provisions. If any provision or any portion of any provision of this Agreement or the application of any such provision or any portion thereof to any person or circumstance, shall be held invalid or unenforceable, the remaining portion of such provision and the remaining provisions of the Agreement, or the application of such provision or portion of such provision is held invalid or unenforceable to person or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and such provision or portion of any provision as shall have been held invalid or unenforceable shall be deemed limited or modified to the extent necessary to make it valid and enforceable, in no event shall this Agreement be rendered void or unenforceable.





Stock Purchase Agreement - Page 15
------------------------

     IN WITNESS WHEREOF, Tickets has caused its corporate name to be hereunto subscribed by its respective officer thereunto duly authorized, and the Stockholder and Purchaser have executed this Agreement, as of the date first above written.

                                         TTTTICKETS HOLDING CORP.


                                         By:/s/ Cecil McGough
                                            ------------------------------------
                                            Cecil McGough, President


                                         /s/ Cecil McGough
                                         ---------------------------------------
                                             Cecil McGough


                                         B-PARK COMMUNICATIONS, INC.


                                         By:/s/ Eliron Yaron
                                            ------------------------------------
                                            Eliron Yaron, President







Stock Purchase Agreement - Page 16
------------------------